(File Nos. 33-5501 and 811-4663)

                            SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                     of 1934
                               (Amendment No. __)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
      [ ]    Preliminary Proxy Statement
      [ ]    Confidential, for Use of the Commission Only (as permitted by
             Rule 14a-6(e)(2))
      [X]    Definitive Proxy Statement
      [ ]    Definitive Additional Materials
      [ ]    Soliciting  Material Pursuant to Section 240.14a-11(c) or Section
             240.14a-12

                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]  No fee required
      [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11

           1)    Title of each class of securities to which transaction applies:

                 ------------------------------
           2)    Aggregate number of securities to which transaction applies:

                 ------------------------------
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           4)    Proposed maximum aggregate value of transaction:

                 ------------------------------
           5)    Total fee paid:

                 ------------------------------

      [ ]   Fee paid previously with preliminary materials.
      [ ]   Check box if any part of the  fee is offset  as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

                 ------------------------------
            2)    Form, Schedule or Registration Statement No.:

                 ------------------------------
            3)    Filing Party:

                 ------------------------------
            4)    Date Filed:

                 ------------------------------

                                                             Rodney Square North
                                                        1100 North Market Street
                                                                      Wilmington
                                                                        Delaware
                                                                       19890-001

[Logo] The
       Rodney
       Square
       Funds

                                  June 5, 1998

Dear Shareholder:

      Enclosed please find a Notice and Proxy Statement for a Special Meeting of Shareholders (the "Meeting") of The Rodney Square Strategic Fixed-Income Fund (the "Fund"), which will be held at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001, on June 25, 1998, at 10:00 a.m. eastern time. Please read the proxy materials carefully, and execute and return the completed proxy card as soon as possible unless you plan to vote at the Meeting.

      The Meeting has been called to permit the shareholders of each of the two series of the Fund, the Rodney Square Diversified Income Portfolio and the Rodney Square Municipal Income Portfolio (the "Portfolios"), to vote on a new investment advisory agreement ("New Advisory Agreement") with WTC. Under its current investment advisory agreement ("Current Advisory Agreement") with WTC, the Fund pays WTC a monthly advisory fee at an annual rate of 0.50% of each Portfolio's average daily net assets. This fee also covers the provision of custody and transfer agency services to the Portfolios. Under the New Advisory Agreement with WTC, the investment advisory fee paid to WTC would be reduced to an annual rate of 0.35% of each Portfolio's average daily net assets. In addition, under the New Advisory Agreement, WTC would no longer be responsible for paying for the provision of custody and transfer agency services. Rather, those services would be paid for directly by the Fund.

      In addition to the proposal outlined above, you are being asked to elect the Trustees of the Fund and ratify the selection of the Fund's independent auditors. To help the Fund avoid the substantial costs of further proxy solicitations, please complete the enclosed proxy and return it as soon as possible in the enclosed postage-paid envelope, even if you plan to attend the Meeting in person.

      Thank you in advance for your participation and prompt attention.

                                          Sincerely yours,


                                          /s/ Robert J. Christian
                                          Robert J. Christian
                                          President

                THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND

                             RODNEY SQUARE NORTH
                           1100 NORTH MARKET STREET
                          WILMINGTON, DE 19890-0001
                       -------------------------------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JUNE 25, 1998


To the Shareholders:

      A Special Meeting of Shareholders (the "Meeting") of The Rodney Square Strategic Fixed-Income Fund (the "Fund") will be held at the offices of Wilmington Trust Company, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001, on June 25, 1998, at 10:00 a.m. eastern time, for the following purposes:

     1.   To elect the Trustees of the Fund;

     2. To approve or disapprove a new investment advisory agreement for each series of the Fund;

     3. To ratify the selection of Ernst & Young LLP as independent auditors of the Fund; and

     4. To transact any other business as may properly come before the Meeting or any adjournment thereof.

      You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of beneficial interest in the Fund at the close of business on May 18, 1998. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend, please complete, date, sign, and mail the enclosed proxy card in the enclosed postage prepaid envelope.


                                    By Order of the Board of Trustees,

                                    Carl M. Rizzo, Secretary

June 5, 1998


WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID RETURN ENVELOPE ENCLOSED, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND

                             RODNEY SQUARE NORTH
                           1100 NORTH MARKET STREET
                          WILMINGTON, DE 19890-0001
                             -------------------
                               PROXY STATEMENT
                       SPECIAL MEETING OF SHAREHOLDERS
                                JUNE 25, 1998
                                 -----------


      This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of The Rodney Square Strategic Fixed-Income Fund (the "Fund") for use at a Special Meeting of Shareholders (the "Meeting") to be held on June 25, 1998 at 10:00 a.m. eastern time at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 and at any adjournment thereof. Copies of this Proxy Statement and the accompanying materials were first sent to shareholders on or about June 5, 1998.

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies will vote your shares in favor of the five nominees for trustee named herein; in accordance with the recommendation of your Board of Trustees as to all other proposals described herein; and at the discretion of the proxies on any other matter that may properly come before the Meeting. Any person giving a proxy may revoke it at any time prior to its use by giving written notice of such revocation to the Fund prior to the Meeting, by delivering a subsequently dated proxy to the Fund prior to the Meeting, or by attending and voting at the Meeting in person. Proxies will be solicited principally by mail, but officers of the Fund or agents appointed by the Fund may also solicit proxies by other means.

      The Board of Trustees has fixed the close of business on May 18, 1998 as the record date ("Record Date") for the determination of the shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. As of that date, there were approximately 2,421,341 outstanding shares of the Rodney Square Diversified Income Portfolio (the "Diversified Income Portfolio") and approximately 1,367,438 outstanding shares of the Rodney Square Municipal Income Portfolio (the "Municipal Income Portfolio"), the two series of the Fund. Each shareholder is entitled to one vote for each share held on the Record Date. As of May 18, 1998, no shareholder other than WTC owned of record or beneficially more than 5% of the outstanding shares of either Portfolio. As of that date, WTC owned of record approximately 81.7% of the shares of the Diversified Income Portfolio, of which it owned beneficially with power to vote, on behalf of its customer accounts, approximately 62.6% of the shares of that Portfolio, and approximately 56.3% of the shares of the Municipal Income Portfolio, of which it owned beneficially with power to vote, on behalf of its customer accounts, approximately 50.9% of the shares of the Portfolio.

      The presence at the Meeting, in person or by proxy, of the holders of at least a majority of the Fund's outstanding shares as of the Record Date is required to constitute a quorum for the purpose of transacting business at the Meeting. In the event that a quorum is not represented at the Meeting or at any adjournment thereof, or, even if a quorum is so represented, in the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting and further solicitation of proxies may be made without the necessity of further notice. The persons named as proxies will vote in favor of any such adjournment if such proxies instruct them to vote in favor of any of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment if such proxies instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjournment meetings. A shareholder vote may be taken on one or more of the proposals prior to an adjournment if sufficient votes have been received and it is otherwise appropriate.

      Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or for or against any adjournment to permit further
solicitation  of  proxies.   Accordingly,   abstentions  and  broker   non-votes
effectively will be a vote against such adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other person entitled to vote and the broker does not have discretionary voting authority.

      A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS WILL BE AVAILABLE TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO: PFPC INC., 400 BELLEVUE PARKWAY, WILMINGTON, DE 19809 OR BY PHONE, TOLL-FREE, AT 800-336-9970.


      PROPOSAL 1.  TO ELECT TRUSTEES OF THE FUND

     Unless you give contrary instructions on the proxy card, your proxy will be voted FOR the election of the five nominees listed below. Each nominee has indicated his or her willingness to serve if elected. If any of the nominees should withdraw or otherwise become unavailable for election, the proxies will vote for such other nominee or nominees as the Board of Trustees may recommend. Messrs. Brucker and Quindlen have served as Trustees since the Fund's commencement of operations. Mr. Buckner has served as a Trustee since August

1989, Mr. Christian has served as a Trustee since May 1996. Ms. Webb is not currently a Trustee of the Fund.

                                                                      Shares of the
                                                                          Fund
                     Position with Fund,                              Beneficially
                     Business Experience                             Owned Directly
     Nominee         During The Past 5 Years                        or Indirectly on
      (Age)          and Other Directorships                          May 18, 1998
      -----          -----------------------                          ------------

    Eric Brucker     Trustee,   has  been  Dean  of  the  School  of         0
                     Management  at the  University  of  Michigan  -
        (56)         Dearborn  since June 1992.  He was Professor of
                     Economics,    Trenton    State   College   from
                     September  1989 through June 1992.  He was Vice
                     President for Academic  Affairs,  Trenton State
                     College  from   September   1989  through  June
                     1991.  From 1976 until  September  1989, he was
                     Dean of the College of Business  and  Economics
                     and  Chairman  of  various  Committees  at  the
                     University  of  Delaware.  He is also a  member
                     of  the  Detroit   Economic   Club,   Financial
                     Executive Institute and Leadership Detroit.

  Fred L. Buckner    Trustee,  has  retired as  President  and Chief         0
                     Operating  Officer  of  Hercules   Incorporated
        (66)         (diversified  chemicals),   positions  he  held
                     from March 1987  through  March  1992.  He also
                     served   as   a   member   of   the    Hercules
                     Incorporated   Board  of  Directors  from  1986
                     through March 1992.

Robert J. Christian* Trustee,  has been Chief Investment  Officer of         0
                     WTC since  February 1996 and Director of Rodney
        (49)         Square  Management  Corporation  ("RSMC") since
                     February  1996.  He was  Chairman  and Director
                     of PNC Equity Advisors  Company,  and President
                     and  Chief  Investment  Officer  of  PNC  Asset
                     Management  Group,  Inc.  from 1994 to 1996. He
                     was Chief Investment  Officer of PNC Bank, N.A.
                     from  1992  to  1996,   Director  of  Provident
                     Capital   Management   (investment   management
                     services)  from 1993 to 1996,  and  Director of
                     Investment  Strategy PNC Bank,  N.A.  from 1989
                     to  1992.  He is  also  a  Trustee  of  LaSalle
                     University   and  a  member  of  the  Board  of
                     Governors for the Pennsylvania Economy League.



                                                                      Shares of the
                                                                          Fund
                     Position with Fund,                              Beneficially
                     Business Experience                             Owned Directly
     Nominee         During The Past 5 Years                        or Indirectly on
      (Age)          and Other Directorships                          May 18, 1998
      -----          -----------------------                          ------------


  John J. Quindlen   Trustee,    has    retired   as   Senior   Vice         0
                     President-Finance  of E.I.  du Pont de  Nemours
        (66)         and Company,  Inc. (diversified  chemicals),  a
                     position  he held  from 1984  through  November
                     1993.   He  also  served  as  Chief   Financial
                     Officer  of  E.I.   du  Pont  de  Nemours   and
                     Company,  Inc.  from 1984 through June 1993. He
                     also  serves  as a  Director  of  The  St.  Joe
                     Company   and  a  Trustee   of  Kalmar   Pooled
                     Investment Trust.

   Nina M. Webb*     Vice  President of WTC since  February 1996 and         0
                     RSMC since January 1998,  and Equity  Portfolio
        (44)         Manager at WTC since  March  1987.  A Chartered
                     Financial Analyst,  she previously was employed
                     by  the   University   of  Delaware  as  Senior
                     Investment   Analyst   (1985-86),    Investment
                     Analyst (1982-85), and Accountant (1976-82).


---------------

     * Mr. Christian and Ms. Webb are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their positions with RSMC and WTC.

      Information with respect to the executive officers of the Fund is provided below. See "Executive Officers of the Fund." To the knowledge of the Fund's management, as of the record date, the Trustees and officers of the Fund owned, as a group, no shares of either the Diversified Income Portfolio or the Municipal Income Portfolio.

      There were four meetings of the Board held during the Fund's fiscal year ended October 31, 1997. Each Trustee attended all meetings. The Board has an Audit Committee comprised of Messrs. Brucker, Buckner and Quindlen. The purpose of the Audit Committee is to oversee the annual audit of the Fund and review the performance of the Fund's independent accountants. During the Fund's fiscal year ended October 31, 1997, the Audit Committee met two times. The Board has a Nominating Committee comprised of Messrs. Brucker, Buckner and Quindlen. The purpose of the Nominating Committee is to select nominees to the Board of Trustees. The Nominating Committee did not meet during the fiscal year ended October 31, 1997. The Board has a Contract Review Committee comprised of Messrs. Brucker, Buckner and Quindlen. The purpose of the Contract Review Committee is to review the Fund's investment advisory, distribution and other contractual arrangements with affiliates to the Fund. During the Fund's fiscal year ended

October 31, 1997, the Contract Review Committee met once. The Board does not have a Compensation Committee.

     The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act, are paid by the Fund. The following table shows the fees paid during the fiscal year ended October 31, 1997, to the Independent Trustees for their services to the Fund and to the other mutual funds which are advised by Rodney Square Management Corporation or WTC.


1997 TRUSTEES COMPENSATION
                                                      TOTAL COMPENSATION FROM
                              COMPENSATION            THE RODNEY SQUARE FAMILY
INDEPENDENT TRUSTEE (1)       FROM THE FUND                  OF FUNDS
-----------------------       -------------                  --------

    Eric Brucker                $3,600                       $12,700

    Fred L. Buckner             $3,600                       $12,700

    John J. Quindlen            $3,600                       $12,700

(1) Trustees do not receive any pension or retirement benefits from the Fund.


     REQUIRED VOTE. Election of each nominee as a Trustee of the Fund requires the vote of a plurality of all the outstanding shares of the Fund present at the Meeting in person or by proxy.


        THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES.


      PROPOSAL 2. TO APPROVE A NEW  INVESTMENT  ADVISORY  AGREEMENT  FOR
      THE FUND

      BACKGROUND. Under the Fund's current Advisory Agreement ("Current Advisory Agreement"), the Fund pays WTC a single fee that covers the provision of investment advisory, custodial and transfer agency services to the Portfolios. At the time this fee arrangement was agreed upon, WTC and its affiliates acted as Custodian and Transfer Agent for the Portfolios. PFPC Inc. ("PFPC") recently became the Transfer Agent for the Portfolios following the sale in early 1998 of RSMC's transfer agency and related businesses to PFPC. In addition, while WTC still serves as Custodian, PNC Bank, N.A. ("PNC") recently became the Sub-Custodian of the Portfolios' assets. WTC currently compensates PNC and PFPC for their services out of the fee it receives from the Fund. As a result of the changes in the transfer agency and custody arrangements, WTC has proposed that the fees paid for custodial and transfer agency services be separated from the fee paid to WTC for investment advisory services. Accordingly, shareholders are being asked to approve a new Advisory Agreement ("New Advisory Agreement") that reflects this change in fee structure. A copy of the New Advisory Agreement is attached as Appendix A.[1]

     CURRENT FEE STRUCTURE. Under its Current Advisory Agreement with WTC, the Fund pays WTC a monthly advisory fee at an annual rate of 0.50% of each Portfolio's average daily net assets. The Current Advisory Agreement also provides that the advisory fee will serve as compensation for custodial and transfer agency services. During the fiscal year ended October 31, 1997, WTC's advisory fees with respect to the Diversified Income Portfolio were $157,718, of which WTC waived $148,754 in accordance with its undertaking to limit the Portfolio's operating expenses to 0.75% of the Portfolio's average daily net assets through February 1999. During the fiscal year ended October 31, 1997, WTC's advisory fees with respect to the Municipal Income Portfolio were $82,587, all of which WTC waived in accordance with its undertaking to limit the Portfolio's operating expenses to 0.75% of the Portfolio's average daily net assets through February 1999. During that fiscal year, the Portfolios did not pay any brokerage commissions to any broker or dealer who is an affiliate of WTC.

      The following fee table is provided to assist investors in understanding the various fees and expenses which currently are borne directly or indirectly by an investment in the Portfolios under the Current Advisory Agreement.

CURRENT ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)(1)

                                               DIVERSIFIED        MUNICIPAL
                                                 INCOME            INCOME
                                                PORTFOLIO         PORTFOLIO
Advisory Fee (after waivers).............           0.21%             0.00%
Other Expenses...........................           0.54%             0.75%
                                                    ----              ----
Total Operating Expenses (after waivers).           0.75%             0.75%
                                                    ====              ====


-------------------

      (1) Expenses are based on each Portfolio's expenses for its fiscal year ended October 31, 1997, adjusted to reflect its current advisory, administration, accounting services and transfer agency fees, the termination of its Rule 12b-1 Plan, and WTC's undertaking to waive its advisory fee or reimburse expenses to the extent that their expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of each Portfolio's average daily net assets through February 1999. Without waivers, the Advisory Fee for the Diversified Income Portfolio would be 0.50% of the Portfolio's average daily net assets, and Total Operating Expenses would be 1.04% of its average daily net assets. Without waivers, the Advisory Fee for the Municipal income Portfolio would be 0.50% of the Portfolio's average daily net assets and Other Expenses and Total Operating Expenses would be 0.92% and 1.42%, respectively, of its average daily net assets.

      PROPOSED FEE STRUCTURE. Under the New Advisory Agreement with WTC, the investment advisory fee to be paid to WTC would be reduced to an annual rate of

------------------------
[1] Effective June 29, 1998, the name of the Diversified Income Portfolio will be changed to the Short/Intermediate Bond Portfolio, and the name of the Municipal Income Portfolio will be changed to the Municipal Bond Portfolio. In addition, the Fund will add a new series, the Intermediate Bond Portfolio, on June 29, 1998. Schedules A and B to the New Advisory Agreement reflect these changes.

0.35% of each Portfolio's average daily net assets. Under the New Advisory Agreement, the advisory fees for the past fiscal year would have been $110,263 before waivers with respect to the Diversified Income Portfolio and $57,811 before waivers with respect to the Municipal Income Portfolio. If the New Advisory Agreement is approved, however, the Fund would also pay WTC an annual fee for custody services equal to the amount derived from the following schedule: 0.015% of the first $2 billion of the Fund's average daily net assets; 0.0125% of the next $1 billion of the Fund's average daily net assets; and 0.010% of the Fund's average daily net assets in excess of $3 billion, subject to a minimum monthly fee of $1,000 per Portfolio, plus $7.50 per purchase, sale or maturity of each portfolio security. The estimated annual fees for custody services under the proposed new arrangements would be $15,453 for the Diversified Income Portfolio and $13,653 for the Municipal Income Portfolio. In addition, for transfer agency services under the proposed new arrangements, the Fund would pay PFPC a minimum annual base fee of $18,000 for each Portfolio, as well as account fees, transaction charges, and out of pocket expenses. WTC has undertaken to waive its advisory fee or reimburse expenses to the extent that the Portfolios' expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55%, with respect to the Diversified Income Portfolio, and 0.75%, with respect to the Municipal Income Portfolio, of each Portfolio's average daily net assets through February 1999.

      The following fee table is provided to assist investors in understanding the various fees and expenses which may be borne directly or indirectly by an investment in the Portfolios under the New Advisory Agreement.

PROPOSED ANNUAL PORTFOLIO OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)(1)

                                                DIVERSIFIED      MUNICIPAL
                                                  INCOME          INCOME
                                                 PORTFOLIO       PORTFOLIO
Advisory Fee (after waivers)                       0.00%           0.00%
Other Expenses (after reimbursements)              0.55%           0.75%
                                                   -----           -----
Total Fund Operating Expenses(after waivers        0.55%           0.75%
and   reimbursements)                              =====           =====



-------------------

      (1) Expenses are based on each Portfolio's expenses for its fiscal year ended October 31, 1997, adjusted to reflect its advisory, custody and transfer agency fees if the New Advisory Agreement is approved, its current administration and accounting services fees, the termination of its Rule 12b-1 Plan, and WTC's undertaking to waive its advisory fee or reimburse expenses to the extent that their expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55%, with respect to the Diversified Income Portfolio, and 0.75%, with respect to the Municipal Income Portfolio, of each Portfolio's average daily net assets through February 1999. Without waivers, the Advisory Fee for the Diversified Income Portfolio would be 0.35% of the Portfolio's average daily net assets and Other Expenses, and Total Operating Expenses would be 0.59% and 0.94%, respectively, of its average daily net assets. Without waivers and reimbursements, the Advisory Fee for the Municipal Income Portfolio would be 0.35% of the Portfolio's average daily net assets and Other Expenses and Total Operating Expenses would be 0.97% and 1.32%, respectively, of its average daily net assets.

      COMPARISON OF CURRENT AND NEW ADVISORY AGREEMENTS. Under the New Advisory Agreement, WTC agrees to act as investment adviser of the Fund and agrees: (1) to direct the investments of the Portfolio, subject to and in accordance with the Portfolio's investment objective, policies and limitations; (2) to purchase and sell securities and other investments of the Portfolio; (3) to furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; (4) to pay the salaries of all personnel of the Fund or WTC performing services relating to research, statistical and investment activities; and (5) to make available and provide such information as the Fund or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations. WTC may also purchase and sell portfolio securities to and from dealers who provide the Portfolio with research services. Portfolio transactions, however, will not be directed by WTC to dealers solely on the basis of research services provided. The Current Advisory Agreement contains similar provisions.

      The New Advisory Agreement further provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of WTC, WTC shall not be subject to liability to the Fund or to any shareholder of the Fund or its portfolios for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund. The Current Advisory Agreement contains a similar provision.

      The sole material difference between the Current and New Advisory Agreement relates to the above-described change in the fee structure. This change would result in each Portfolio paying separate fees for transfer agency and custody services. In addition, this change would result in WTC's fee being reduced for each Portfolio from 0.50% of a Portfolio's average daily net assets to 0.35% of a Portfolio's average daily net assets.

      If approved by the Shareholders of a Portfolio, the New Advisory Agreement will become effective with respect to that Portfolio shortly following the date of approval and will remain in effect for an initial two-year term. Thereafter, the New Advisory Agreement will continue in effect with respect to that Portfolio if it is approved at least annually by a vote of the shareholders of the Portfolio or by the Board. The New Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Current Advisory Agreement contains similar provisions. The last annual reapproval of the Current Advisory Agreement by the Board occurred on November 17, 1997. The Current Advisory Agreement was approved by the initial shareholder of the Municipal Income Portfolio prior to the commencement of the Portfolio's operations on November 1, 1997 and by the initial shareholder of the Diversified Income Portfolio on March 25, 1991.

      WILMINGTON TRUST COMPANY. WTC, the Fund's investment adviser, is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company, which is located at 1100 North Market Street, Wilmington, Delaware 19890-0001. WTC is Delaware's largest full-service bank and, with more than $75 billion in trust, custody and investment management assets, WTC ranks among the nation's leading money management firms. As of December 31, 1997, the trust department of WTC had $38.4 million in discretionary assets under management. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. WTC currently serves as investment adviser to three mutual funds, the Municipal Income Portfolio, the Diversified Income Portfolio and the Large Cap Growth Equity Portfolio, and manages over $53 billion for various other institutional clients. The principal offices of WTC are located at 1100 North Market Street, Wilmington, Delaware 19890-0001.

      The names, addresses and principal occupations of the principal executive officer and directors of WTC are set forth under "Additional Information" below.

      TRUSTEE CONSIDERATION. In approving the proposed New Advisory Agreement, the Trustees analyzed the factors they deemed relevant. In particular, the Trustees compared the current fee arrangement to the proposed arrangement whereby investment advisory, custody and transfer agency services would be covered by separate fees. In doing so, the Trustees considered WTC's undertaking to waive its advisory fee or reimburse expenses to the extent that expenses exceed an annual rate of 0.55% with respect to the Diversified Income Portfolio and 0.75% with respect to the Municipal Income Portfolio, of each Portfolio's average daily net assets through February 1999. In addition, the Trustees considered the other terms of the New Advisory Agreement. After consideration of these and other factors, the Trustees, including a majority of the Independent Trustees, approved the proposed New Advisory Agreement and recommended that it be submitted to shareholders for approval.

      REQUIRED VOTE. Approval of Proposal 2 on behalf of a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of that Portfolio, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Portfolio present at the Meeting or represented by Proxy if more than 50% of the outstanding shares of the Portfolio are so present or represented or (2) more than 50% of the outstanding shares of the Portfolio. Approval of Proposal 2 with respect to one Portfolio is not contingent upon approval by the other Portfolio.

      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

      PROPOSAL 3. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND


      The Trustees, including the Independent Trustees, unanimously selected the firm of Ernst & Young LLP as the Fund's independent auditors to audit the books and the accounts of the Fund for the fiscal year ending October 31, 1998. The professional services that are expected to be rendered by Ernst & Young LLP include the issuance of an opinion on the financial statements of the Fund and an opinion on other reports filed with the Securities and Exchange Commission. Ernst & Young LLP has advised the Fund that it has no material direct or indirect ownership interest in the Fund. Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but have been afforded the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


      REQUIRED VOTE. Ratification of the selection of Ernst & Young LLP as independent auditors for the Fund requires the affirmative vote of a majority of the shares of the Fund present at the Meeting in person or by proxy.


      THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.


                                OTHER BUSINESS


      The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matter in accordance with the judgment of the persons therein designated.


                            ADDITIONAL INFORMATION


      The Fund will incur expenses in connection with preparing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. Broker dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Meeting. The Fund will include shares held of record by broker dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists.


      EXECUTIVE OFFICERS OF THE FUND. The executive officers of the Fund, other than those who also serve as Trustees, are:


Nina M. Webb - Vice President. See biographical information under Proposal 1 above.

John J. Kelley - Treasurer, has been with PFPC since January 1998. From 1995 to January 1998 he was a Vice President of RSMC and was an Assistant Vice President of RSMC from 1989 to 1994.


Carl M. Rizzo, Esquire - Secretary, was appointed Vice President of RSMC in July, 1996. From 1995 to 1996 he was Assistant General Counsel of Aid Association for Lutherans (a fraternal benefit association); from 1994 to 1995 Senior Associate Counsel of United Services Automobile Association (an insurance and financial services firm); and from 1987 to 1994 Special Counsel or Attorney-Adviser with a federal government agency.


      DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF WTC. The Directors and Principal Executive Officer of WTC are:


Name                              Address
----                              -------

Mr. Robert H. Bolling, Jr.        1100 North Market Street
                                  Wilmington, DE 19890

Mrs. Carolyn S. Burger            1100 North Market Street
                                  Wilmington, DE 19890

Mr. Ted T. Cecala, Jr.            1100 North Market Street
                                  Wilmington, DE 19890

Mr. Richard R. Collins            1100 North Market Street
                                  Wilmington, DE 19890

Charles S. Crompton, Jr., Esquire 1100 North Market Street
                                  Wilmington, DE 19890

H. Steward Dunn, Jr., Esquire     1100 North Market Street
                                  Wilmington, DE 19890

Mr. Edward B. du Pont             1100 North Market Street
                                  Wilmington, DE 19890

Mr. R. Keith Elliott              1100 North Market Street
                                  Wilmington, DE 19890

Dr. Robert C. Forney              1100 North Market Street
                                  Wilmington, DE 19890

Mr. Robert V. A. Harra, Jr.       1100 North Market Street
                                  Wilmington, DE 19890

Andrew B. Kirkpatrick, Jr.,       1100 North Market Street
Esquire                           Wilmington, DE 19890

Mr. Rex L. Mears                  1100 North Market Street
                                  Wilmington, DE 19890

Mr. Hugh E. Miller                1100 North Market Street
                                  Wilmington, DE 19890

Mr. Stacey J. Mobley              1100 North Market Street
                                  Wilmington, DE 19890

Mr. Leonard W. Quill              1100 North Market Street
                                  Wilmington, DE 19890

Dr. David P. Roselle              1100 North Market Street
                                  Wilmington, DE 19890

Thomas P. Sweeney, Esquire        1100 North Market Street
                                  Wilmington, DE 19890

Mr. Bernard J. Taylor, III        1100 North Market Street
                                  Wilmington, DE 19890

Mrs. Mary Jornlin Theisen         1100 North Market Street
                                  Wilmington, DE 19890

Mr. Robert W. Tunnell, Jr.        1100 North Market Street
                                  Wilmington, DE 19890


                            SHAREHOLDER PROPOSALS


      The Fund does not hold annual shareholder meetings. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting or to propose persons to be considered by the Fund's Nominating Committee as nominees for Trustees should send their written request or proposal to the Secretary of the Fund.


      All shareholders are urged to mark, date, sign and return the Proxy Cards in the enclosed envelope, which requires no postage if mailed in the United States.

                                    By Order of the Board of Trustees,



                                    Carl M. Rizzo
                                    Secretary



                                    Dated: June 5, 1998

                                                                      APPENDIX A



                                   PROPOSED
                                  INVESTMENT
                              ADVISORY AGREEMENT
                                   between
                THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                                     and
                           WILMINGTON TRUST COMPANY


      AGREEMENT made this ____ day of June, 1998, by and between The Rodney Square Strategic Fixed-Income Fund, a Massachusetts business trust (hereinafter called the "Fund"), and Wilmington Trust Company, a corporation organized under the laws of the State of Delaware (hereinafter called the "Adviser").

      WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest ("Series") each corresponding to a distinct portfolio; and

      WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Series of the Fund, and to have that investment adviser provide or perform for the Series various research, statistical and investment services; and

      WHEREAS, the Adviser is willing to furnish such services to the Fund with respect to each of the Series listed on Schedule A to this Agreement (the "Portfolio" or "Portfolios") on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

      1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of the Portfolio in the manner set forth in
Section 2 of this Agreement subject to the direction of the Trustees and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

      2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

            A.    INVESTMENT ADVISORY SERVICES.

                  (i) The Adviser shall direct the investments of each Portfolio, subject to and in accordance with the Portfolio's investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information ("the Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

                  (ii) The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell securities and other investments of each Portfolio.

            B.    CORPORATE MANAGEMENT SERVICES.

                  (i) The Adviser shall furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.

                  (ii) The Adviser shall pay the salaries of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

            C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Fund or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

            D. CODE OF ETHICS. The Adviser will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Investment Advisers Act of 1940 and will provide the Fund and its administrator with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-l(c)(l).

            E. DISQUALIFICATION. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

            F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Portfolio and its investment activities.

      3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.

            A. The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Portfolio, and for the selection of the markets on or in which the transactions will be executed.

            B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the policies with respect to portfolio transactions set forth in the Fund's registration statement.

            C. It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Portfolio's brokerage.

            D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Portfolio and for other clients in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

            E. It is understood that the Adviser may, in its discretion, use brokers who provide a Portfolio with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Portfolio and its other clients and that the total commissions paid by such Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term.

            F. The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Portfolio's total brokerage and portfolio transaction activities and the manner in which that business was allocated.

      4. DELEGATION OF ADVISER'S OBLIGATIONS AND SERVICES. With respect to any or all Portfolios, the Adviser may enter into one or more contracts ("Sub-Advisory Contract") with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

      5. EXPENSES OF THE FUND. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation:

            A.    fees payable for administrative services;

            B.    fees payable for accounting services;

            C. the cost of obtaining quotations for calculating the value of the assets of each Portfolio;

            D.    interest and taxes;

            E. brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

            F. compensation and expenses of its Trustees other than those who are "interested persons" of the Fund within the meaning of the 1940 Act;

            G.    legal and audit expenses;

            H.    fees   and   expenses   related   to  the   registration   and
                  qualification of the Fund and its shares for distribution under state and federal securities laws;

            I. expenses of typesetting. printing and mailing reports, notices and proxy material to shareholders of the Fund:

            J. all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor:

            K.    premiums for fidelity bond and other insurance coverage;

            L.    the Fund's association membership dues;

            M.    expenses of typesetting for printing Prospectuses;

            N.    expenses  of  printing  and  distributing   Prospectuses  to
                  existing shareholders;

            O. out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services;

            P. service fees payable by each Portfolio to the Distributor for providing personal services to the shareholders of each Portfolio and for maintaining shareholder accounts for those shareholders;

            Q.    distribution fees; and

            R. such non-recurring expenses as may arise, including costs arising from threatened actions, actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

      6. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished hereunder, the Adviser shall receive an advisory fee equivalent to the annual rate listed along with each Portfolio's name in Schedule B attached hereto. This advisory fee shall be payable monthly as soon as practicable after the last day of each month based on the average of the daily values placed on the net assets of the Fund as determined at the close of business on each day throughout the month, with each Portfolio to contribute pro-rata to the payment to the Adviser on the basis of its net assets. The assets of each Portfolio will be valued separately as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each business day throughout the month or, if the Fund lawfully determines the value of the net assets of any Portfolio as of some other time on each business day, as of such time with respect to that Portfolio. If the Fund determines the value of the net assets of any Portfolio more than once on any business day, the last such determination on that day shall be deemed to be the sole determination on that day. The value of net assets shall be determined pursuant to the applicable provisions of the Fund's Declaration of Trust, its By-Laws and the 1940 Act. If, pursuant to such provisions, the determination of the net asset value of any Portfolio of the Fund is suspended for any particular business day, then the value of the net assets of that Portfolio on that day shall be deemed to be the value of its net assets as determined on the preceding business day. If the determination of the net asset value of any Portfolio has been suspended for more than one month, the Adviser's compensation payable at the end of that month shall be computed on the basis of the value of the net assets of the Portfolio as last determined (whether during or prior to such month).

      7. ACTIVITIES AND AFFILIATES OF THE ADVISER.

            A. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder.

            B. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advise to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 3, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Portfolios of the Fund, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Portfolios may have an interest. The Adviser shall have no obligation to recommend for any Portfolio a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Portfolios or otherwise.

            C. Subject to and in accordance with the Declaration of Trust and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons" as directors, officers, agents or shareholders of the Adviser or its "affiliated persons"; that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund as trustees, officers, agents, shareholders or otherwise; that the Adviser or its "affiliated persons" may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

      8. LIABILITIES OF THE ADVISER.

            A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

            B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

      9. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" of the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

      10. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement.

      11. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Trustees of the Fund and, where required by the 1940 Act, the shareholders of any affected Portfolio in the manner required by the 1940 Act and the rules thereunder.

      12.   TERMINATION.  This Agreement:

            A. may at any time be terminated without payment of any penalty by the Fund with respect to any Portfolio (by vote of the Board of Trustees of the Fund or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;

            B.    shall   immediately   terminate   in   the   event   of  its
                  "assignment"; and

            C. may be terminated with respect to any Portfolio by the Adviser on sixty (60) days' written notice to the Fund.

      13. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," 'control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

      14. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

      15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      16. SHAREHOLDER LIABILITY. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust of the Fund and agrees that obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and if the liability relates to one or more Portfolios, the obligations hereunder shall be limited to the respective assets of such Portfolio or Portfolios. The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Portfolios of the Fund, nor from the Trustees or any individual Trustee of the Fund.

      17. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.


                              THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND


      (SEAL)                  By:
                              Name:
                              Title:


                              WILMINGTON TRUST COMPANY



      (SEAL)                  By:
                              Name:
                              Title:

                                   SCHEDULE A

                   THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND

                                PORTFOLIO LISTING





                        Short/Intermediate Bond Portfolio

                           Intermediate Bond Portfolio

                            Municipal Bond Portfolio

                                   SCHEDULE B

                   THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND

                                  FEE SCHEDULE

               Portfolio                             % of average
               ---------                           Daily Net Assets
                                                   ----------------
Short/Intermediate Bond Portfolio                        0.35%

Intermediate Bond Portfolio                              0.35%

Municipal Bond Portfolio                                 0.35%

                THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND

                  RODNEY SQUARE DIVERSIFIED INCOME PORTFOLIO



                      PROXY FOR MEETING OF SHAREHOLDERS

                                June 25, 1998





      KNOWN ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of The Rodney Square Strategic Fixed-Income Fund (the "Fund") hereby appoints Carl M. Rizzo, Esq. and Diane Drake, Esq. or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on June 25, 1998 and at any adjournment thereof ("Meeting").


      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS.


      Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

 1. To elect Eric Brucker, Fred L. Buckner, Robert J. Christian, John J. Quindlen, and Nina M. Webb as Trustees of the Fund.

            FOR  / /      AGAINST  / /      ABSTAIN  / /

All nominees listed above (except as marked to the contrary below)

-----------------------------

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name(s) on the line provided above.)

2. To approve a new investment advisory agreement for the Portfolio.

            FOR  / /      AGAINST  / /      ABSTAIN  / /

                                                                          (Over)

3. To ratify the selection of Ernst & Young LLP as the Fund's independent certified public accountants.

            FOR  / /      AGAINST  / /      ABSTAIN  / /

4. To transact any other business as may properly come before the Meeting or any adjournment thereof.



                        Date:                     , 1998

                        ------------------

                        ------------------

                        Please sign exactly as your name or names appear hereon. If shares are held jointly, either holder may sign.
                        Corporate proxies should be signed by an authorized officer.



PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.

                THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND

                   RODNEY SQUARE MUNICIPAL INCOME PORTFOLIO



                      PROXY FOR MEETING OF SHAREHOLDERS

                                June 25, 1998





      KNOWN ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of The Rodney Square Strategic Fixed-Income Fund (the "Fund") hereby appoints Carl M. Rizzo, Esq. and Diane Drake, Esq. or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on June 25, 1998 and at any adjournment thereof ("Meeting").


      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS.


      Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

1. To elect Eric Brucker, Fred L. Buckner, Robert J. Christian, John J. Quindlen, and Nina M. Webb as Trustees of the Fund.

            FOR  / /      AGAINST  / /      ABSTAIN  / /

All nominees listed above (except as marked to the contrary below)

-----------------------------

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the name(s) on the line provided above.)

2.     To approve a new investment advisory agreement for the Portfolio.

            FOR  / /      AGAINST  / /      ABSTAIN  / /

                                                                          (Over)

3. To ratify the selection of Ernst & Young LLP as the Fund's independent certified public accountants.

            FOR  / /      AGAINST  / /      ABSTAIN  / /

4. To transact any other business as may properly come before the Meeting or any adjournment thereof.



                        Date:                     , 1998

                        ------------------

                        ------------------

                        Please sign exactly as your name or names appear hereon. If shares are held jointly, either holder may sign.
                        Corporate proxies should be signed by an authorized officer.



PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE TO THE FUND.

                                THE RODNEY SQUARE
                           STRATEGIC FIXED-INCOME FUND

                Supplement to Proxy Statement dated June 5, 1998

                         Special Meeting of Shareholders
                                  June 25, 1998

         The paragraph headed "PROPOSED FEE STRUCTURE" on pages 6-7 of the Proxy Statement should be replaced with the following paragraph:

                   Under the New Advisory Agreement with WTC, the investment advisory fee to be paid to WTC would be reduced to an annual rate of 0.35% of each Portfolio's average daily net assets. Under the New Advisory Agreement, the advisory fees for the past fiscal year would have been $110,263 before waivers with respect to the Diversified Income Portfolio and $57,811 before waivers with respect to the Municipal Income Portfolio. If the New Advisory Agreement is approved, however, the Fund would also pay WTC an annual fee for custody services equal to the amount derived from the following schedule:
          0.015% of the first $2 billion of the Fund's average daily net assets; 0.0125% of the next $1 billion of the Fund's average daily net assets; and 0.010% of the Fund's average daily net assets in excess of $3 billion, subject to a minimum monthly fee of $1,000 per Portfolio, plus $7.50 per purchase, sale or maturity of each portfolio security. The estimated annual fees for custody services under the proposed new arrangements would be $15,500 for the Diversified Income Portfolio and $13,750 for the Municipal Income Portfolio. In addition, for transfer agency services under the proposed new arrangements, the Fund would pay PFPC an estimated minimum annual base fee of approximately $26,000 for the Diversified Income Portfolio and approximately $5,250 for the Municipal Income Portfolio, as well as transaction charges and out of pocket expenses. WTC has undertaken to waive its advisory fee or reimburse expenses to the extent that the Portfolios' expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55%, with respect to the Diversified Income Portfolio, and 0.75%, with respect to the Municipal Income Portfolio, of each Portfolio's average daily net assets through February 1999.